UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                         -------------------------------

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       April 22, 1999                                    0-14871
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(Date of earliest report)                        (Commission File Number)




                             ML MEDIA PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




           Delaware                                     13-3221085
---------------------------------            ----------------------------------
(State or other jurisdiction                        (I.R.S. Employer
of incorporation or organization)                   Identification Number)



       World Financial Center, South Tower, New York, New York 10080-6114
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 236-6577
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events
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         On April 22, 1999, ML Media Partners,  L.P. (the "Partnership") entered into an agreement (the "Asset Purchase Agreement") with Shadow Communications, LLC ("Shadow") pursuant to which, among other things, the Partnership agreed to sell and Shadow agreed to buy substantially all of the assets used in the Partnership's radio stations WICC-AM and WEBE-FM (the "Stations") serving, respectively, Bridgeport, Connecticut and Westport, Connecticut. The base purchase price specified in the Asset Purchase Agreement for the Stations is $66 million, subject to certain adjustments for the apportionment of certain items of income and expense, as provided in the Asset Purchase Agreement. Consummation of the purchase and sale of the Stations (the "Closing") is subject to the satisfaction of certain enumerated conditions precedent set forth in the Asset
Purchase   Agreement,   including   obtaining   the   approval  of  the  Federal
Communications Commission and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Under the terms of the Asset Purchase Agreement, at the Closing an escrow account in the amount of $3,300,000 will be established from which Shadow may make indemnification claims until December 31, 2000.

Item 7. Financial Statements and Exhibits
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         Exhibit 1 - Asset  Purchase  Agreement  dated  April 22, 1999,  between
ML Media Partners, L.P. and Shadow Communications, LLC.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ML MEDIA PARTNERS, L.P.

                                     By:  Media Management Partners, its
                                          general partner

                                     By:  RP Media Management,
                                          General Partner

                                     By:  IMP Media Management,
                                          Inc.

                                     By:    s/ Elizabeth McNey Yates
                                           -------------------------
                                           Elizabeth McNey Yates
                                           Vice President



Dated:  April 27, 1999